UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2015

Tengasco, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-15555

Delaware	87-0267438
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

6021 S. Syracuse Way, Suite 117, Greenwood Village CO 80111
(Address of principal executive offices, including zip code)

(720) 420-4460
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 30, 2015, Tengasco, Inc. (the “Company”) issued a press release announcing its financial results for the twelve months ended December 31, 2014.  A copy of the press release is attached to this report as Exhibit 99.1.

On May 14, 2015, the Company issued a press release announcing its financial results for the three months ended March 31, 2015.  A copy of the press release is attached to this report as Exhibit 99.2.

On August 14, 2015, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2015.  A copy of the press release is attached to this report as Exhibit 99.3.

On November 16, 2015 the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2015.  A copy of the press release is attached to this report as Exhibit 99.4.

On March 30, 2016, the Company issued a press release announcing its financial results for the twelve months ended December 31, 2015.  A copy of the press release is attached to this report as Exhibit 99.5.

On May 13, 2016, the Company issued a press release announcing its financial results for the three months ended March 31, 2016.  A copy of the press release is attached to this report as Exhibit 99.6.

On August 12, 2016, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2016.  A copy of the press release is attached to this report as Exhibit 99.7.

The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1 through 99.7, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 30, 2015 (a)
99.2	Press Release dated May 14, 2015 (a)
99.3	Press Release dated August 14, 2015 (a)
99.4	Press Release dated November 16, 2015 (a)
99.5	Press Release dated March 30, 2016 (a)
99.6	Press Release dated May 13, 2016 (a)
99.7	Press Release dated August 12, 2016 (a)

(a)	The exhibits relating to Item 2.02 are intended to be furnished to, not filed with, the U.S. Securities and Exchange Commission pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 21, 2016

TENGASCO, INC.

By:	/s/ Michael J. Rugen
Name:	Michael J. Rugen
Title:	Chief Executive Officer